UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 6, 2011

SED International Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Georgia	0-16345	22-2715444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3505 Newpoint Place, Suite 450, Lawrenceville, Georgia	30043
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (770) 491-8962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to Vote of Security Holders.

On December 6, 2011,SED International Holdings, Inc. held its 2011 Annual Meeting of Shareholders.  At that meeting, shareholders:

•	Elected five directors (“Election of Directors”); and

•	Provided advisory approval of the appointment of independent auditors for fiscal year 2012 (“Appointment of Auditors”).

The specific votes with respect to aforementioned were as follows:

1.	Election of directors:

NAME	VOTES
	FOR	WITHHELD	BROKER NON-VOTES
Jonathan Elster	2,045,827	49,281	2,228,181
Arthur Goldberg	2,066,833	28,275	2,228,181
Stephen Greenspan	2,045,411	46,697	2,228,181
J. K. Hage III	2,068,058	27,050	2,228,181
Samuel Kidston	2,046,661	48,447	2,228,181

2.	Appointment of Auditors:

VOTES
FOR	AGAINST	ABSTAIN
4,288,518	30,718	4,053

* * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SED International Holdings, Inc.

Dated: December 7, 2011	By:	/s/ Lyle Dickler
Lyle Dickler,
Chief Financial Officer